Exhibit 10.2

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

COMMON STOCK PURCHASE WARRANT

RANGE IMPACT, INC.

Warrant Shares: 14,500,000	Warrant Issuance Date: July 1, 2026

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Time Complexity WV, LLC, a West Virginia limited liability company or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the issuance date set forth above (the “Issuance Date”), and on or prior to the close of business on the seven (7) year anniversary of the Issuance Date (the “Termination Date,” such period from the Issuance Date to the Termination Date, the “Term”) but not thereafter, to subscribe for and purchase from Range Impact, Inc., a Nevada corporation (the “Company”), up to 14,500,000 shares (the “Total”) (as subject to adjustment hereunder, the “Warrant Shares”) of common stock, par value of $0.001 per share (“Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). For background purposes, the parties hereto acknowledge that both the Holder and an indirect wholly-owned subsidiary of the Company are 50/50 partners and members in that certain joint venture entity called Time Complexity Appalachia, LLC, a West Virginia limited liability company (the “JV Entity”). The JV Entity, either itself or through special purpose entities, plans to engage in the project of constructing or building a power generation and data center facility in a certain location in West Virginia referred to as the Fola mine site (the “Project”).

Section 1. Vesting Milestones. Subject to Section 1(e), this Warrant, and the Holder’s rights to exercise the Warrant to receive Warrant Shares, shall vest in the tranches and amounts described below upon the successful achievement of each of these events (each such event is referred to herein as a “Milestone”):

(a) Government Support. This first Milestone (the “First Milestone”) shall be deemed to be successfully completed when the Office of the Governor of the State of West Virginia or the West Virginia Economic Development Authority issues a public announcement concerning the Project, such announcement specifically refers to the Company as a party involved in the Project and the Fola mine site as the location for the Project, and it also describes any approval authorizing any funding towards the Project, if applicable. One-Third (1/3) of the Warrant and the underlying Warrant Shares shall vest to the Holder upon the satisfaction of the First Milestone. If the First Milestone is satisfied, the Holder exercises such portion of the Warrant in whole within the time frame set forth in Section 2(a) and pays the corresponding Exercise Price set forth in Section 2(b), then the Holder shall be entitled to receive 4,833,334 shares of the Company’s Common Stock.

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(b) Feasibility. The JV Entity procures a written report prepared by an independent third party that the Project is technically and commercially feasible (the “Second Milestone”). Such written correspondence shall provide a Front-End Engineering and Design (“FEED”) report prepared by an independent engineering, procurement and construction company, and it shall also contain confirmation of the availability and estimated cost of natural gas supply, electrical power, water supply, and specialized contractors and service providers related to the Project. One-Third (1/3) of the Warrant and the underlying Warrant Shares shall vest to the Holder upon the satisfaction of the Second Milestone. If the Second Milestone is satisfied, the Holder exercises such portion of the Warrant in whole within the time frame set forth in Section 2(a) and pays the corresponding Exercise Price set forth in Section 2(b), then the Holder shall be entitled to receive 4,833,333 shares of the Company’s Common Stock.

(c) Commercialization. The JV Entity (or any of its subsidiaries) sign one or more binding agreements for the Project relating to engineering, development, financing, construction, operations, power supply, compute infrastructure, data center tenancy, and any other commercialization agreements related to the Project (the “Third Milestone”). One-Third (1/3) of the Warrant and the underlying Warrant Shares shall vest to the Holder upon the satisfaction of the Third Milestone. If the Third Milestone is satisfied, the Holder exercises such portion of the Warrant in whole within the time frame set forth in Section 2(a) and pays the corresponding Exercise Price set forth in Section 2(b), then the Holder shall be entitled to receive the remainder of the Total Warrant Shares not yet vested, regardless of the fulfillment of Milestone 1 and 2.

(d) General Terms. The date on which each Milestone is achieved hereunder is referred to as the “First Milestone Date”, “Second Milestone Date” and the “Third Milestone Date”, as the case may be, and each of such dates may be referred to herein as the “Applicable Milestone Date”.

(e) Impact of Fundamental Transaction, Liquidation, Dissolution, or Winding Up of the Company on Vesting of this Warrant. Notwithstanding anything to the contrary contained herein, this Warrant and all the underlying Warrant Shares that have not yet vested shall automatically vest 100% upon the consummation of a Fundamental Transaction or the liquidation, dissolution, or winding up of the Company during the Term of this Warrant.

Section 2. Exercise.

(a) Exercise of Warrant. Subject to the terms of Section 3(d) and Section 1(e), exercise of the vested purchase rights represented by this Warrant may be made in whole at any time once a Milestone has been achieved, and during a time period that is within One Hundred and Twenty (120) calendar days of the Applicable Milestone Date (the “Exercise Period”).

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(b) Subject to Section 3(d), this Warrant may be exercised only during the applicable Exercise Period and may not be exercised after the Termination Date. The exercise of this Warrant may be made during the applicable Exercise Period by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed e-mail attachment of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Within three (3) business days following the Company’s receipt of the executed Notice of Exercise, which Notice of Exercise must be received by the Company prior to 5:00 p.m., New York, New York, time during the applicable Exercise Period to count as received on such date, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) business days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) business day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(c) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.40, subject to adjustment hereunder (the “Exercise Price”).

(d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. Within three (3) business days of the Company receiving a Notice of Exercise as described in Section 2(a), the Company shall deliver to the Transfer Agent (with a copy to the Holder) irrevocable instructions instructing the Transfer Agent, on an expedited basis, to issue and hold in book entry the number of Warrant Shares being purchased by the Holder as set forth in the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Such book entry shall bear appropriate legends referring to the fact that such Warrant Shares are restricted securities and they were sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(c)(vi) prior to the issuance of such shares, having been paid. “Transfer Agent” means the Securities Transfer Corporation, the current transfer agent of the Company, with a mailing address of 2901 North Dallas Parkway, Suite 380, Plano, Texas 75093, and any successor transfer agent of the Company.

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ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part with respect to the satisfaction of Milestone 1 and/or Milestone 2, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(c)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Method of Payment. Generally, a cashless exercise of this Warrant is not permitted; provided, however, in the event that the Warrant Exercise Period ends due to (A) the sale of all or substantially all of the assets or shares of the Company in one or more series of transactions to an un-Affiliated third-party Person, or (B) the liquidation, dissolution or winding up of the Company occurring, the Holder shall be entitled to a “Cash-less Exercise” and the Holder shall be provided with 30 business days advance written notice of any such transaction described in clauses (A) and (B) above.

In the event of any such “Cash-less Exercise” as set forth in the immediately preceding paragraph, the Holder shall exercise the Warrant by the surrender (which shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with a Cashless Exercise, as defined below) of a Warrant or Warrants (represented by one or more relevant Warrant Certificates), and without the payment of the Exercise Price in cash, in an amount equal to (A) that amount representing the number of shares of Common Stock representing all Warrants to be exercised, minus (B) that number of shares of Common Stock equal to the quotient obtained by dividing (x) (1) the aggregate of the fair market value (as determined by the volume weighted average price on the trading market of the Company’s Common Stock) on the business day which immediately precedes the day of exercise of the Warrant (the “Market Price”) of all Warrants to be exercised, minus (2) the aggregate Exercise Price (assuming no Cashless Exercise) to be paid for all Warrants to be exercised by (y) the Market Price of one share of Common Stock; in accordance with the following illustration:

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FMV = Market Price per Warrant as of one day prior to the date of exercise.

EP = Exercise Price per Warrant at date of exercise.

N = Number of Warrants desired to be exercised.

X = Number of shares of Common Stock issued upon exercise.

S = Number of Warrants to be surrendered

S = N-X

X = (FMV)(N) - (EP)(N)

FMV

An exercise of a Warrant in accordance with the aforementioned paragraph is herein referred to as a “Cash-less Exercise.”

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

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Section 3. Certain Adjustments; Fundamental Transaction; Notices.

(a) Stock Dividends, Splits, and Combinations. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Pro Rata Distributions. During such time as this Warrant is outstanding, and to the extent the Warrant Shares have vested, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant and only with respect to the Warrant and Warrant Shares that have vested pursuant to Section 1(c) hereof, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.

(c) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

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(d) Fundamental Transaction. Subject to the terms of clause (A) in the first paragraph of Section 2(d)(iv), if the Company consummates a Fundamental Transaction during the Term of this Warrant, then all of the following shall apply: (i) the Holder shall exercise this Warrant in connection therewith for all the parts of the Warrant Shares that have not yet been exercised as of such date, (ii) the Holder shall pay the Exercise Price in connection with such exercise as provided for in this Warrant, (iii) the Company shall issue the corresponding number of Warrant Shares to the Holder so that such Warrant Shares are outstanding on and as of the closing of such transaction, (iv) the Holder shall receive the same securities, cash and/or other property upon the closing of the Fundamental Transaction that all the other holders of Common Stock of the Company would receive on a per share of Common Stock basis, and, (v) finally, this Warrant shall be deemed terminated thereafter. All of the transactions described in clauses (i) through (v) of this paragraph above shall be deemed to occur simultaneously and concurrently with the closing of the Fundamental Transaction. For purposes hereof, the term “Fundamental Transaction” means: (i) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (ii) any, direct or indirect, purchase offer, tender offer or exchange offer is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, or (iii) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement, merger or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by such other Person immediately prior to such transaction or business combination (each a “Fundamental Transaction”). For purposes of this Warrant, the term “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. “Control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) means the ownership or control of securities possessing at least 50% of the voting power of all outstanding voting securities of an entity or the power to otherwise direct or cause the direction of the management and policies of such entity, whether through the ownership of voting stock or similar rights. For the purposes of this definition, partnerships, joint ventures or similar entities, a majority-in-interest of whose partners, venturers or other owners is a party hereto and/or an Affiliate of a party hereto, shall be deemed to be Affiliates of such party. The term “Person” shall mean any individual, partnership, limited liability company, corporation, cooperative, trust or other entity.

(e) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

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ii. Notice to Allow Exercise by Holder. If (A) the Company consummates or decides to consummate any of the transactions described in Section 3(a) and Section 3(b), (B) the approval of any stockholders of the Company shall be required in connection with the consummation of a Fundamental Transaction or the liquidation, dissolution, or winding up of the Company, (C) this Warrant approaches its Termination Date and it has not yet fully vested or been fully exercised, or (D) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the books and records of the Company, at least 30 business days prior to the applicable effective date hereinafter specified, a notice describing the transaction in question and stating the date on which such action is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to participate in such transaction; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously disclose such information in compliance with applicable securities laws.

Section 4. Transfer of Warrant; Representations of Holder and Registration Rights

(a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) business days of the date the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

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(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. After receipt by the Holder of the executed Warrant, the Holder may transfer all or a part of this Warrant to any of its Affiliates (the “Subsequent Holder”), by execution of an Assignment substantially in the form of Exhibit B. The Subsequent Holder shall have similar rights to transfer its interest in such Warrant to any of its Affiliates. Notwithstanding the foregoing, the Holder may not transfer or assign its rights under this Warrant to a party that is not an Affiliate of the Holder unless the Company consents in writing to such proposed transfer. This Warrant and the Warrant Shares issuable upon exercise of this Warrant (for so long as such Warrant Shares are not registered securities) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to Company, as reasonably requested by the Company). The Company shall not require the Holder to provide an opinion of counsel if the transfer is to an Affiliate of Holder (provided such transferee is an “Accredited Investor”).

(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act. The Holder is an accredited investor as such term if defined in Rule 501(a) of Regulation D of the Securities Act (an “Accredited Investor”). The Holder understands that this Warrant and the Warrant Shares issuable upon exercise hereof have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Warrant Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act. The Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk.

(f) Registration of the Warrant Shares. Once vested and exercised properly in accordance with the terms of this Warrant, the Holder may receive Warrant Shares. Such Warrant Shares are subject to the terms and benefits set forth in this Section 4(f).

(i) The Company shall exercise good faith and commercially reasonable efforts to file with the Commission, at its sole cost and expense, a registration statement on Form S-1 registering the resale of the Warrant Shares by the Holder (the “Registration Statement”), as soon as reasonably practicable, but in any event no later than ninety (90) calendar days following the Third Milestone Date. The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after such filing. The Company shall not be obligated to cause the Registration Statement to be declared effective by any specific date, and any time periods for effectiveness shall be subject to the Company’s compliance with applicable law and the rules and guidance of the Securities and Exchange Commission (the “Commission”).

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(ii) The Company shall use commercially reasonable efforts to provide the Holder with a draft of the Registration Statement for review a reasonable period prior to filing; provided, however, that the Company shall retain sole discretion with respect to the form, content and timing of such Registration Statement and shall not be required to delay the filing thereof as a result of any comments by the Holder. Notwithstanding the foregoing, if the Commission limits the number of Warrant Shares that may be included in the Registration Statement or requires that any portion of such shares not be registered, the Company shall include in such Registration Statement the maximum number of Warrant Shares permitted by the Commission.

(iii) The Company shall use commercially reasonable efforts to keep the Registration Statement effective with respect to the Holder until the latest to occur of (i) two (2) years from the effectiveness of the Registration Statement, (ii) the date on which all of the Warrant Shares covered thereby shall have been sold, and (iii) the date on which the Holder is able to sell all of its Warrant Shares pursuant to Rule 144 without restriction.

(iv) From and after such time as Rule 144 is available for resales of the Warrant Shares and for so long as the Holder holds such shares, the Company shall use commercially reasonable efforts to (i) file in a timely manner all reports required to be filed by it under the Exchange Act of 1934, as amended (to the extent that the Company is then subject to such reporting requirements) and (ii) maintain the availability of public information as required under Rule 144. Upon the Holder’s reasonable request, the Company shall furnish or make available copies of its publicly filed reports and, if reasonably available, a customary Rule 144 compliance statement.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to receive (i) notice of meetings, (ii) any voting or consent rights, (iii) dividends or (iv) any other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i), except as expressly set forth in Section 3.

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(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Business Day. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(d) Authorized Shares.

(i) The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(ii) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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(iii) Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Governing Law; Venue. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Cuyahoga County in the State of Ohio. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Cuyahoga County in the State of Ohio for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding.

(f) Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be in writing and shall be deemed delivered and effective when given personally or mailed by first class registered or certified mail, postage prepaid, or by overnight courier, at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time.

(g) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(h) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(i) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(j) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(k) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(l) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

12

IN WITNESS WHEREOF, the undersigned have caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

“COMPANY”

RANGE IMPACT, INC.

By:
Name:	Michael Cavanaugh
Title:	Chief Executive Officer

“HOLDER”

TIME COMPLEXITY WV, LLC

By:
Name:	Brian Cohen
Title:	Manager

13

EXHIBIT A

NOTICE OF EXERCISE

To: RANGE IMPACT, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.

(2) The undersigned’s payment of the cash Exercise Price shall be to the Company in the sum of $____________ in accordance with the terms of the Warrant.

(3) Please issue said Warrant Shares in the name of the undersigned as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Registered Holder: _____________________________________________________________________

Signature of Authorized Signatory of Registered Holder: ______________________________________________

Print Name of Authorized Signatory: ______________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated: _______________ __, ______

Holder’s Signature:_____________________

Holder’s Address:______________________

By its execution below, and for the benefit of the Company, [INSERT NAME OF TRANSFEREE] hereby makes to the Company each of the representations and warranties that the Holder was making to the Company in the Warrant (which are incorporated herein by reference), and agrees to be bound by all other terms of the Warrant, as if the undersigned was the original Holder of the Warrant.

[TO BE SIGNED BY TRANSFEREE IDENTIFIED ABOVE]

_________________________________

Name: __________________________

Title: ___________________________